UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 19, 2013

Total System Services, Inc.

(Exact name of registrant as specified in its charter)

Georgia	1-10254	58-1493818
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One TSYS Way, Columbus, Georgia	31901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (706) 649-2310

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry Into a Material Definitive Agreement.

Merger Agreement

On February 19, 2013, Total System Services, Inc., a Georgia corporation (“TSYS”) and General Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of TSYS (“Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), with NetSpend Holdings, Inc., a Delaware corporation (“NetSpend”), pursuant to which, upon the terms and subject to the conditions set forth in the Merger Agreement, Sub will merge with and into NetSpend (the “Merger”), with NetSpend surviving the Merger as a wholly owned subsidiary of TSYS (the “Surviving Corporation”).

At the effective time of the Merger:

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each share of NetSpend common stock (“Common Stock”) issued and outstanding immediately prior to the effective time (other than any dissenting shares, treasury shares, or shares held by NetSpend, TSYS or Sub and their respective subsidiaries) will be cancelled and retired and converted into the right to receive from the Surviving Corporation an amount in cash, without interest, equal to $16.00 (the “Merger Consideration”);

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each share of Series A Convertible Preferred Stock (“Preferred Stock”) issued and outstanding immediately prior to the effective time (other than any dissenting shares) will be cancelled and retired and converted into the right to receive from the Surviving Corporation, an amount in cash, without interest, equal to $160.00;

—

each outstanding option to purchase Common Stock (x) that is or will be vested on or prior to the effective time of the Merger (a “Vested Option”), will be canceled in exchange for the right to receive a cash payment equal to the product of (i) the number of shares of Common Stock subject to such Vested Option immediately prior to the effective time and (ii) the excess, if any, of the Merger Consideration over the per share exercise price of such Vested Option, (y) that is subject to a time based vesting condition and is unvested as of the effective time of the Merger (an “Unvested Option”), will be assumed by TSYS and converted into options to acquire a number of shares of TSYS common stock based on a customary conversion ratio and will continue to be governed by the same material terms and conditions as were applicable immediately prior to the effective time to the Unvested Option from which it was converted, and (z) any option that is not vested and is subject solely to a performance based vesting condition which performance condition has not been satisfied at or prior to the effective time of the Merger shall be cancelled without payment as of the effective time of the Merger. Notwithstanding the foregoing, TSYS and NetSpend have agreed that NetSpend may accelerate the vesting of Unvested Options held by certain holders, and as a result, at the effective time of the Merger, such options will be converted into the right to receive a cash payment equal to the product of (i) the number of shares of Common Stock subject to such Unvested Option immediately prior to the effective time and (ii) a sum equal to the Merger Consideration less the exercise price of the Unvested Option; and

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each share of restricted stock and each restricted stock unit granted by NetSpend (x) that is or will be vested on or prior to the effective time of the Merger (a “Vested Restricted Share”) and that is outstanding immediately prior to the effective time will be canceled in exchange for the right to receive a cash payment equal to the product of (i) the number of shares of Common Stock subject to such Vested Restricted Share immediately prior to the effective time and (ii) the Merger Consideration and (y) that is unvested as of the effective time of the Merger (a “Unvested Restricted Share”) and that is outstanding immediately prior to the effective time will be converted into a right to acquire a number of shares of TSYS common stock based on a customary conversion ratio and will continue to be governed by the same material terms and conditions as were applicable immediately prior to the effective time to the Unvested Restricted Share from which it was converted; provided that (i) any Unvested Restricted Shares that are subject to a performance based vesting condition will be modified to substitute a time-based vesting condition, except with respect to certain Unvested

Restricted Shares held by certain holders which shall become subject to revised performance based vesting conditions, and (ii) certain Unvested Restricted Shares held by certain holders will be forfeited. Notwithstanding the foregoing, TSYS and NetSpend have agreed that NetSpend may accelerate the vesting of Unvested Restricted Shares held by certain holders, and as a result, at the effective time of the Merger, such restricted stock will be canceled and terminated in exchange for the right to receive a cash payment equal to the product of (i) the number of shares of Common Stock subject to such Unvested Restricted Share immediately prior to the effective time and (ii) the Merger Consideration.

Consummation of the Merger is subject to customary conditions, including (i) the adoption of the Merger Agreement by NetSpend’s stockholders, (ii) receipt of required antitrust and other regulatory approvals, (iii) the accuracy of the representations and warranties of the parties (generally subject to Material Adverse Effect (as defined in the Merger Agreement) or other materiality qualifications), (iv) the absence of any legal restrictions on the consummation of the Merger, (v) the absence of a Material Adverse Effect with respect to NetSpend, (vi) material compliance by the parties with their respective covenants and agreements under the Merger Agreement and (vii) the absence of any material security breach that has resulted in or is reasonably expect to result in losses to NetSpend of more than $25.6 million. The Merger is not subject to any financing condition.

The Merger Agreement contains customary representations and warranties of TSYS, NetSpend and Sub. The Merger Agreement also contains customary covenants and agreements, including with respect to the operation of the business of NetSpend and its subsidiaries between signing and closing, governmental filings and approvals, financing efforts and cooperation, public disclosures and similar matters. In addition, NetSpend is subject to a “no-shop” restriction on its ability to solicit alternative acquisition proposals, and to provide information to and engage in discussions with third parties. The no-shop restriction is subject to provisions that allow NetSpend under certain circumstances to provide information and participate in discussions with respect to unsolicited alternative acquisition proposals.

The Merger Agreement contains certain termination rights of each of TSYS and NetSpend, including NetSpend’s right to terminate the Merger Agreement under certain circumstances to enter into a definitive agreement providing for a superior proposal, subject to a five (5) business day matching right by TSYS and payment of the termination fee described below by NetSpend concurrently with such termination. Among other provisions, the Merger Agreement may also be terminated by either party if the Merger has not occurred on or before October 31, 2013 (the “Outside Date”). The Merger Agreement provides that, upon termination of the Merger Agreement under specified circumstances, NetSpend may be required to (i) reimburse TSYS for its documented out-of-pocket expenses reasonably incurred in connection with the Merger Agreement, up to $10 million and/or (ii) pay TSYS a termination fee of $52.6 million (less any expenses reimbursed).

The foregoing description of the Merger Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated herein by reference.

The representations, warranties and covenants of the parties contained in the Merger Agreement have been made solely for the benefit of such parties. In addition, such representations, warranties and covenants (i) have been made only for purposes of the Merger Agreement, (ii) have been qualified by confidential disclosures made by the parties to each other in connection with the Merger Agreement, (iii) are subject to materiality qualifications contained in the Merger Agreement which may differ from what may be viewed as material by investors, (iv) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement and (v) have been included in the Merger Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as facts. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the parties or their respective businesses. Investors should not rely on the representations, warranties or covenants, or any descriptions thereof, as characterizations of the actual state of facts or condition of the parties or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the parties and the Merger that is or will be contained in, or incorporated by reference into, the proxy statement that NetSpend will file in connection with the Merger, and the other documents that the parties will file, with the Securities and Exchange Commission (“SEC”).

Voting Agreement

In connection with the transactions contemplated by the Merger Agreement, TSYS entered into a voting agreement (the “Voting Agreement”) with JLL Partners Fund IV, L.P., JLL Partners Fund V, L.P., Oak Investment Partners X, Limited Partnership and Oak X Affiliates Fund, L.P. (collectively, the “Stockholder Parties”), who together hold shares of Common Stock and Preferred Stock representing an aggregate of approximately 38% of the outstanding voting securities of NetSpend. Pursuant to the Voting Agreement, each such stockholder agreed to vote all of its shares (to the extent such shares are entitled to vote) in favor of the adoption and approval of the Merger Agreement and approval of the Merger and the other transactions contemplated by the Merger Agreement, and against any proposal or transaction that is intended, or would reasonably be expected to, materially impede, interfere with, delay, postpone, adversely affect or prevent the consummation of the Merger or the performance by NetSpend of its obligations under the Merger Agreement. The Stockholder Parties are also subject to certain non-solicitation restrictions set forth in the Voting Agreement. The Voting Agreement terminates on the earliest of (i) the effective time of the Merger, (ii) the date the Merger Agreement is terminated in accordance with its terms and (iii) as to any Stockholder Party, (x) any material change to any provision of the Merger Agreement that reduces the amount of, or changes the form of, the merger consideration or (y) any amendment of the Merger Agreement that extends the Outside Date beyond December 31, 2013, unless, in the case of clause (x) or (y), such change or amendment is consented to by such Stockholder Party.

The foregoing description of the Voting Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Voting Agreement, which is filed as Exhibit 10.1 hereto, and is incorporated herein by reference.

Commitment Letter

In connection with the Merger, on February 19, 2013, TSYS entered into a commitment letter (the “Commitment Letter”) with JPMorgan Chase Bank, N.A. (“JPMorgan Chase Bank”), J.P. Morgan Securities LLC (“JPMorgan”) and The Bank of Tokyo-Mitsubishi UFJ, Ltd. (“BTMU” and together with JPMorgan Chase Bank and JPMorgan, the “Commitment Parties”), pursuant to which the Commitment Parties have committed to provide a $1.2 billion 364-day bridge term loan facility (the “Bridge Term Loan Facility”) to finance the Merger to the extent TSYS has not obtained alternative financing to pay the Merger Consideration on or prior to the date of consummation of the Merger. The commitments of the Commitment Parties to provide the Bridge Term Loan Facility are subject to several conditions, including, among others, the consummation of the Merger, the nonoccurrence of a Target Material Adverse Effect (as defined in the Commitment Letter) on NetSpend, the negotiation of definitive documentation, the accuracy of certain representations by TSYS and NetSpend, the absence of outstanding material indebtedness of TSYS (subject to certain exceptions), TSYS’ delivery of certain financial statements and other customary closing conditions more fully set forth in the Commitment Letter.

The foregoing description of the Commitment Letter is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Commitment Letter, which is filed as Exhibit 10.2 hereto, and is incorporated herein by reference.

Item 9.01.        Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated as of February 19, 2013, by and among Total System Services, Inc., General Merger Sub, Inc. and NetSpend Holdings, Inc.
10.1	Voting Agreement, dated as of February 19, 2013, by and among Total System Services, Inc. and JLL Partners Fund IV, L.P., JLL Partners Fund V, L.P., Oak Investment Partners X, Limited Partnership and Oak X Affiliates Fund, L.P.

10.2	Commitment Letter, dated as of February 19, 2013, by and among Total System Services, Inc. JPMorgan Chase Bank, N.A., J.P. Morgan Securities LLC and The Bank of Tokyo-Mitsubishi UFJ, Ltd.

*The schedules of the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. TSYS agrees to furnish, supplementally, a copy of any schedule omitted from the Merger Agreement to the SEC upon request.

Cautionary Statement Regarding Forward-Looking Statements

This document contains statements that constitute “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934 as amended by the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, among others, the expected consummation of the Merger. These statements are based on the current beliefs and expectations of TSYS’ and NetSpend’s management, as applicable, and are subject to known and unknown risks and uncertainties. Actual results may differ materially from those contemplated by the forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by the forward-looking statements, including, but not limited to the parties may be unable to achieve expected synergies and operating efficiencies in the Merger within the expected time-frames or at all and to successfully integrate NetSpend’s operations into those of TSYS; such integration may be more difficult, time-consuming or costly than expected; revenues following the transaction may be lower than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the transaction; the retention of certain key employees at NetSpend; the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the outcome of any legal proceedings that may be instituted against the parties and others related to the Merger Agreement; shareholder approval or other conditions to the completion of the Merger may not be satisfied, or the regulatory approvals required for the Merger may not be obtained on the terms expected or on the anticipated schedule; failure to complete the contemplated financing transactions to fund the purchase price of the Merger; the amount of the costs, fees, expenses and charges related to the Merger and the financing transactions necessary to complete the Merger; and the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the Merger. For further information regarding the risks associated with TSYS’ and NetSpend’s businesses, please refer to the respective filings with the SEC, including Annual Reports on Form 10-K for the most recently ended year, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The parties believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. Neither TSYS nor NetSpend assumes any obligation to update any forward-looking statements as a result of new information, future developments or otherwise.

Additional Information and Where to Find It

    This communication may be deemed to be solicitation material in respect of the proposed Merger. In connection with the proposed Merger, TSYS and NetSpend intend to file relevant materials with the SEC, including NetSpend’s proxy statement on Schedule 14A. STOCKHOLDERS OF NETSPEND ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING NETSPEND’S PROXY STATEMENT WITH RESPECT TO THE MERGER, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov, and NetSpend stockholders will receive information at an appropriate time on how to obtain Merger-related documents for free from NetSpend. Such documents are not currently available.

Participants in Solicitation

    TSYS and its directors and executive officers, and NetSpend and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of NetSpend common stock in respect of the proposed Merger. Information about the directors and executive officers of TSYS is set forth in its proxy statement for its 2012 Annual Meeting of Shareholders, which was filed with the SEC on March 15, 2012. Information about the directors and executive officers of NetSpend is set forth in its proxy statement for its 2012 Annual Meeting of Stockholders, which was filed with the SEC on March 30, 2012. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the Merger when it becomes available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOTAL SYSTEM SERVICES, INC.
Date: February 19, 2013	By:	/s/ Kathleen Moates
Kathleen Moates Senior Deputy General Counsel

EXHIBIT INDEX

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated as of February 19, 2013, by and among Total System Services, Inc., General Merger Sub, Inc. and NetSpend Holdings Inc.
10.1	Voting Agreement, dated as of February 19, 2013, by and among Total System Services, Inc. and JLL Partners Fund IV, L.P., JLL Partners Fund V, L.P., Oak Investment Partners X, Limited Partnership and Oak X Affiliates Fund, L.P.
10.2	Commitment Letter, dated as of February 19, 2013, by and among Total System Services, Inc. JPMorgan Chase Bank, N.A., J.P. Morgan Securities LLC and The Bank of Tokyo-Mitsubishi UFJ, Ltd.

*The schedules of the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. TSYS agrees to furnish, supplementally, a copy of any schedule omitted from the Merger Agreement to the SEC upon request.

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